SUPPLEMENT TO THE PROSPECTUS

TMK/United Funds, Inc. Small Cap Portfolio

The following information replaces the disclosure in the last paragraph on page 37, under the section entitled "Management":

Zachary H. Shafran is responsible for the day-to-day management of the portfolio of the Small Cap Portfolio. Mr. Shafran has held his responsibilities for the Small Cap Portfolio since January 2, 1996. He is a Vice President of WRIMCO. Mr. Shafran has been an investment analyst with Waddell & Reed, Inc. and its successor, the Manager, since June 1990.

To be attached to the cover page of the Prospectus of TMK/United Funds, Inc. dated November 1, 1995.

This Supplement is dated February 1, 1996.

U-1119,Ed. 2-96